SMITH BARNEY MONEY FUNDS, INC.
                                 CASH PORTFOLIO
                              GOVERNMENT PORTFOLIO

                            SMITH BARNEY FUNDS, INC.
                 SHORT-TERM U.S. TREASURY SECURITIES PORTFOLIO

               SUPPLEMENT DATED OCTOBER 7, 1996 TO PROSPECTUSES*
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  The following supplements and, to the extent inconsistent therewith, supersedes the information contained in each Fund's Prospectus under "Purchase of Shares--Systematic Investment Plan":

  For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A and Class C shares and the minimum subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the
Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A and Class C shares and the minimum subsequent investment requirement for all Classes is $50.

                            ----------------------
  The following information replaces in its entirety the disclosure in the
Prospectus of each of the funds listed above (each a "Fund") under "Purchase of
Shares--Smith Barney 401(k) Program:"

SMITH BARNEY 401(k) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these programs.

  Each Fund offers to Participating Plans Class A shares as an investment choice under the Smith Barney 401(k) and ExecChoice(TM) Programs, provided the
Participating Plan makes an initial investment of $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds. Class A shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A shares acquired by other investors; however, they are not subject to any initial sales charge or contingent deferred sales charge ("CDSC").

  Existing 401(k) Plans Investing in Class C shares. Class C shares of the Fund are not available for purchase by Participating Plans opened on or after
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June 21, 1996, but may continue to be purchased by any Participating
Plan
opened prior to such date and originally investing in such Class. Class C shares acquired are not subject to any sales charge or CDSC.

  In any year after the date a Participating Plan enrolled in the Smith
Barney
401(k) Program, if its total Class C holdings in all non-money market
Smith
Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the
Participating Plan will be offered the opportunity to exchange all of its Class
C shares for Class A shares of a Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan that has not previously qualified for an exchange into
Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith
Barney 401(k) Program or the Smith Barney ExecChoiceTM Program. Such Participating Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Fund but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of a Fund through the Smith
Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

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* Prospectuses dated:

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
Smith Barney Money Funds, Inc.--
    Cash Portfolio                February 16, 1996
  Government Portfolio            February 16, 1996
Smith Barney Funds, Inc.--
    Short-Term U.S. Treasury
    Securities Portfolio          April 1, 1996
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FD01213 10/96